EXHIBIT 32.1


                      CERTIFICATION OF CHIEF EXECUTIVE OFFICER


                             CERTIFICATION PURSUANT TO


                               18 U.S.C. SECTION 1350,


                               AS ADOPTED PURSUANT TO


                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



         In connection with the Annual Report of Automatic Data Processing, Inc. (the "Company") on Form 10-K for the fiscal year ending June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Arthur F. Weinbach, Chairman and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:


              (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and


              (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.




/s/ Arthur F. Weinbach
--------------------------
Arthur F. Weinbach
Chairman and
Chief Executive Officer
August 30, 2004

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